                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  December 31, 1997


                             AVIVA PETROLEUM INC.
            (Exact name of registrant as specified in its charter)


           Texas                        0-22258                 75-1432205
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)        Identification Number)


          8235 Douglas Avenue,                                    75225
      Suite 400, Dallas, Texas                                  (Zip Code)
(Address of principal executive offices)


                                (214) 691-3464
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS


     The press release dated December 31, 1997, that is filed herewith as
Exhibit 20.1 is incorporated herein by reference.


ITEM 7. EXHIBITS


c)   Exhibits

     20.1 Press release dated December 31, 1997, reporting on the Company's Restructuring Plan.

                                  SIGNATURES
                                  ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AVIVA PETROLEUM INC.



Date:  January 2, 1998              /s/ James L. Busby
                                    ----------------------------------
                                    James L. Busby
                                    Treasurer and Secretary
                                    (principal financial and accounting officer)

EXHIBITS

Number                          Description of Exhibit
------                          ----------------------

**20.1 Press release dated December 31, 1997, reporting on the Company's Restructuring Plan.




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**Filed Herewith